METROPOLITAN WEST FUNDS

SUPPLEMENT DATED AUGUST 16, 2012

TO THE PROSPECTUSES

DATED JULY 27, 2012

For current and prospective investors in all Funds:

Société Générale Holdings de Participations, S.A. (“SocGen”) has signed a definitive agreement to sell a majority ownership in The TCW Group, Inc. (“TCW”) to affiliates of The Carlyle Group, L.P. (“Carlyle”), a global alternative asset manager. As a result of the transaction, TCW management will indirectly increase its ownership in the firm to up to approximately 40% on a fully diluted basis. The transaction is subject to certain approvals and other conditions to closing and is currently expected to close in the first quarter of 2013.

Metropolitan West Asset Management LLC (“MetWest”), a wholly-owned subsidiary of TCW, acts as the investment adviser to each of the Funds. Under the Investment Company Act of 1940, MetWest’s continued service as the investment adviser to the Funds after the transaction has closed will be subject to the approval of a new investment advisory agreement by the Funds’ Board of Trustees and the shareholders of the Funds. TCW management expects that, subject to obtaining the foregoing consents, MetWest will continue to act as investment adviser to the Funds, with no break in the continuity of MetWest’s involvement in the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THEIR PROSPECTUS FOR FUTURE REFERENCE